UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported)
October 15, 2007
Santander Drive Auto Receivables LLC
Santander Drive Auto Receivables Trust 2007-1
Santander Consumer USA Inc.
(Exact Name of Registrant, Issuing Entity and Sponsor as Specified in their respective Charters)

Delaware	333-139609	20-4382941
	333-139609-1	20-7294617
(State or Other Jurisdiction	(Commission	(Registrant’s and Issuing Entity’s
Of Incorporation of Registrant	File Number of Registrant	I.R.S. Employer
and Issuing Entity)	and Issuing Entity)	Identification No.)

8585 North Stemmons Freeway,
Suite 1100-N,
Dallas, Texas	75247
(Address of Principal Executive Offices)	(Zip Code)
(214) 634-1110
(Registrant’s telephone number, including area code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

     Item 1.02 Termination of a Material Definitive Agreement
     Termination of Backup Servicing Agreement
     On October 15, 2007 the Sale and Servicing Agreement was amended by the Second Amendment to Sale and Servicing Agreement (the “Second Amendment to Sale and Servicing Agreement”) dated October 15, 2007 among Santander Drive Auto Receivables Trust 2007-1 (the “Issuing Entity”), Santander Drive Auto Receivables LLC (the “Registrant”), Santander Consumer USA Inc., as servicer (the “Servicer”), and Wells Fargo Bank, National Association, as indenture trustee (in such capacity, the “Indenture Trustee”) and as backup servicer (in such capacity, the “Backup Servicer”), to require a backup servicer only in the event (i) a Servicer Termination Event has occurred and is continuing or (ii) Banco Santander, S.A. fails to maintain (a) a credit rating on its short-term unsecured debt of at least “A-1+” by S&P and at least “Prime-1” by Moody’s and (b) a long-term rating of at least “A-” by S&P and “A3” by Moody’s. If either of those events occurs, Financial Guaranty Insurance Company (the “Insurer”) or other Controlling Party may direct the Issuing Entity to appoint a backup servicer reasonably acceptable to the Insurer or other Controlling Party. If the Issuing Entity shall fail to appoint a backup servicer within thirty days of such direction, the Insurer or other Controlling Party may itself appoint the backup servicer. In connection with the Second Amendment to Sale and Servicing Agreement, on October 15, 2007 the Backup Servicing Agreement with Wells Fargo Bank, National Association was terminated effective October 31, 2007. The Second Amendment to Sale and Servicing Agreement is attached hereto as Exhibit 10.2. The Sale and Servicing Agreement was filed as Exhibit 10.2 to the Form 8-K filed by Santander Drive Auto Receivables LLC (Commission File No. 333-139609) and Santander Drive Auto Receivables Trust 2007-1 (Commission File No. 333-139609-1) with the Securities and Exchange Commission on April 9, 2007 (the “Form 8-K) and is incorporated by reference. The Backup Servicing Agreement with Wells Fargo Bank, National Association, was filed as Exhibit 10.4 to the Form 8-K and is incorporated by reference.
     Item 8.01. Other Events
     Banco Santander, S.A. Limited Guaranty
     Effective October 15, 2007, the obligations of Santander Consumer USA Inc., as servicer, in its individual capacity and, if applicable, as custodian, are guaranteed by Banco Santander, S.A. under a Limited Guaranty dated October 15, 2007 (the “Limited Guaranty”). Under the Limited Guaranty, Banco Santander, S.A. guarantees, for the benefit of the Issuing Entity, the Indenture Trustee, U.S. Bank Trust National Association, not in its individual capacity but solely as owner trustee on behalf of the Issuing Entity (the “Owner Trustee”), the Insurer and the Noteholders, the due and punctual performance by Santander Consumer USA Inc. (as servicer, in its individual capacity and/or, if applicable, as custodian) of its covenants, agreements and obligations contained in the Administration Agreement, the Contribution Agreement, the Insurance Agreement and the Sale and Servicing Agreement. Santander Consumer USA Inc. is the sponsor. Banco Santander, S.A. is the swap counterparty and is an affiliate of the Issuing Entity, the Servicer and Santander Consumer USA Inc. The Limited Guaranty is attached hereto as Exhibit 10.4. The Administrative Agreement, the Contribution

Agreement, the Insurance Agreement and the Sale and Servicing Agreement were filed as Exhibits 10..3, 10.1, 10.5 and 10.2, respectively, to the Form 8-K and are incorporated by reference.
     Remittance of Collections to Collection Account
     On October 15, 2007 the Sale and Servicing Agreement was amended by the Second Amendment to Sale and Servicing Agreement to permit the Servicer to remit collections it receives on the Contracts to the Collection Account no later than the second Business Day prior to the related Payment Date if the Monthly Remittance Condition is satisfied. The “Monthly Remittance Condition” shall be deemed to be satisfied if (i) Santander Consumer USA Inc. is the Servicer, (ii) no Servicer Termination Event has occurred, (iii) the Insurer consents and (iv) the Limited Guaranty is in full force and effect and Banco Santander, S.A. has a short-term unsecured debt rating of at least “Prime-1” from Moody’s and “A-1” from S&P. Pending deposit into the Collection Account, collections may be commingled and used by the Servicer at its own risk and are not required to be segregated from its own funds. If the Monthly Remittance Condition is not satisfied the Servicer is required to remit collections it receives on the Contracts to the Collection Account within two Business Days of receipt.
     Amendment of Levels in Delinquency Rate Table and Cumulative Net Loss Rate Table
     On October 15, 2007 the Insurance Agreement was amended by the First Amendment to Insurance Agreement dated October 15, 2007 among the Insurer, the Registrant, the Servicer, the Issuing Entity, the Indenture Trustee, the Backup Servicer, the Owner Trustee and Santander Consumer USA Inc., as originator (the “Originator”) to amend the levels set forth in the definitions of Delinquency Rate Table and Cumulative Net Loss Rate Table. The First Amendment to Insurance Agreement is attached hereto as Exhibit 10.3.
     Replacement of Reserve Account Letter of Credit Bank
     The Sale and Servicing Agreement defines “Reserve Account Letter of Credit Bank” as an entity acceptable to the Insurer or other Controlling Party that issues a Reserve Account Letter of Credit. On August 30, 2007, with the consent of the Insurer, Banco Santander, S.A., acting through its New York Branch, replaced Wachovia Bank, National Association, as Reserve Account Letter of Credit Bank. Santander Consumer USA Inc. is the sponsor. Banco Santander, S.A. is the swap counterparty and is an affiliate of the Issuing Entity, the Servicer and Santander Consumer USA Inc. On August 30, 2007 the Sale and Servicing Agreement was amended by the First Amendment to Sale and Servicing Agreement (the “First Amendment to Sale and Servicing Agreement”) dated October 15, 2007 among Issuing Entity, the Registrant, the Servicer, the Indenture Trustee and the Backup Servicer to change the definition of Reserve Account Letter of Credit Bank to Banco Santander, S.A., acting through its New York Branch, or an entity acceptable to the Insurer or other Controlling Party that issues a Reserve Account Letter of Credit. The First Amendment to Sale and Servicing Agreement is attached hereto as Exhibit 10.1.

     Item 9.01. Financial Statements and Exhibits
(a) Not applicable.
(b) Not applicable.
(c) Not applicable.
(d) Exhibits:
10.1	First Amendment to Sale and Servicing Agreement dated as of August 30, 2007 among the Issuing Entity, the Registrant, the Servicer, the Indenture Trustee and the Backup Servicer.

10.2	Second Amendment to Sale and Servicing Agreement dated as of October 15, 2007 among the Issuing Entity, the Registrant, the Servicer, the Indenture Trustee and the Backup Servicer.

10.3
First Amendment to Insurance Agreement dated as of October 15, 2007 among the Insurer, the Registrant, the Servicer, the Issuing Entity, the Indenture Trustee, the Backup Servicer, the Owner Trustee and the Originator.

10.4	Limited Guaranty dated October 15, 2007 among Banco Santander, S.A., the Indenture Trustee, the Issuing Entity, the Owner Trustee and the Insurer.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SANTANDER DRIVE AUTO RECEIVABLES LLC

	By:	/s/ Jim Moore

Name: Jim Moore Title: Vice President

Dated: October 15, 2007

EXHIBIT INDEX

Exhibit No.	Description

10.1	First Amendment to Sale and Servicing Agreement dated as of August 30, 2007 among the Issuing Entity, the Registrant, the Servicer, the Indenture Trustee and the Backup Servicer.

10.2	Second Amendment to Sale and Servicing Agreement dated as of October 15, 2007 among the Issuing Entity, the Registrant, the Servicer, the Indenture Trustee and the Backup Servicer.

10.3	First Amendment to Insurance Agreement dated as of October 15, 2007 among the Insurer, the Registrant, the Servicer, the Issuing Entity, the Indenture Trustee, the Backup Servicer, the Owner Trustee and the Originator.

10.4	Limited Guaranty dated October 15, 2007 among Banco Santander, S.A., the Indenture Trustee, the Issuing Entity, the Owner Trustee and the Insurer.